                                                                  CONFORMED COPY

                         AUTOMOBILE LOAN SALE AGREEMENT

               THIS AUTOMOBILE LOAN SALE AGREEMENT (this "Agreement") is by and between Credit Suisse First Boston Mortgage Capital L.L.C., a Delaware limited liability company ("CSFB" or "Seller"), and AutoBond Acceptance Corporation, a Texas corporation ("Buyer"), and dated as of the 19th day of March, 1997.

                                   WITNESSETH:

               WHEREAS, this Agreement governs the sale, transfer and assignment by Seller to Buyer of automobile retail installment finance contracts and other incidents thereof in accordance with the terms of this Agreement; and

               WHEREAS, each Receivable (hereinafter defined) sold hereunder by Seller to Buyer was purchased by Seller from Jefferson Capital Corp. (the "Originator") and will be subject to the warranties, representations, covenants and agreements made by Originator in the Purchase and Sale Agreement dated as of May 1, 1996 (the "Purchase and Sale Agreement"), by and between the Originator, as seller and CS First Boston Mortgage Capital Corp. (as predecessor to CSFB), as purchaser and the Servicing Agreement dated as of May 1, 1996 (the "Servicing Agreement"), by and among the Originator, as seller, CSFB, as purchaser and Omni Financial Services of America Inc. ("Omni"), as servicer.

               WHEREAS, Seller desires to sell, transfer and assign to Buyer the Receivables, together with the security agreement, title certificate and any and all other security documents, agreements or other instruments relating thereto.

               NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants herein set forth and other good and valuable consideration, and for reasonably equivalent value, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

1.      DEFINITIONS

               The following terms will have the meanings set forth therefor herein:

               Affiliate means any Person owned or controlled by or under common control with any other Person. For purposes of this definition "control" (including "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise.

               Agreement means this Automobile Loan Sale Agreement, and all amendments hereof and supplements hereto.

               Assignee means any special purpose entity formed by Buyer or any of its Affiliates in connection with a securitization or warehousing of all or a portion of the Receivables.

               Business Day means any day other than a Saturday, a Sunday or a legal holiday on which banks are not open for regular business in the state of New York.

               Closing Date means March 26, 1997.

               Cutoff Date means February 28, 1997.

               Dealer means the dealer who sold a Financed Vehicle and who originated and assigned the related Receivable to Originator under an existing agreement between such dealer and Originator.

               Financed  Vehicle  means  an  automobile  or  light-duty   truck,
together with all accessions thereto, securing an Obligor's indebtedness under the related Receivable.

               Legal Files means, with respect to each Receivable, (a) the fully executed original of such Receivable with fully executed assignment from the related Dealer to Originator, (b) the original certificate of title or the Title Package, or such other documents evidencing the security interest of Originator in the Financed Vehicle, (c) evidence of verification of physical damage insurance coverage and (d) a copy of Obligor's credit application.

               Lien means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

               Norwest means Norwest Bank Minnesota, National Association, a national banking association.

               Obligor on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

               Originator means Jefferson Capital Corp.

               Person means and includes any individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture, or other entity or government or any agency or political subdivision thereof, whether acting in an individual, fiduciary or other capacity.

               Purchase and Sale Agreement has the meaning specified in the second whereas clause.

               Purchase Price means the amount set forth in the separate settlement schedule attached hereto as Schedule II. The parties agree that such settlement schedule is intended to represent 96.25% of the aggregate principal balance of the Receivables as of the Cut off Date plus accrued interest (on a weighted average gross coupon basis) from the last paid to date for such Receivable as of the Cut off Date, to but excluding the Closing Date.

               Receivable means each retail installment contract identified in the Schedule of Receivables and sold to Buyer hereunder.

               Receivable Files means, all existing documents indicated as required on the related Dealer Funding Checklist pursuant to the Servicing Agreement and relating to a Receivable, an Obligor or a Financed Vehicle.

               Schedule  of  Receivables   means  the  Schedule  of  Receivables
prepared by Buyer and attached hereto as Schedule I, as such schedule may be amended or supplemented from time to time up to the Closing Date.

               Servicing Agreement has the meaning specified in the second whereas clause.

               Title Package means the application for title to a Financed Vehicle and a copy of the existing title, lien entry form, letter of guaranty or receipt of registration, or such other similar documents, as applicable, in each case noting the lien of the Originator on the Financed Vehicle.

               UCC means the Uniform Commercial Code as in effect in the relevant jurisdiction.

               VSI Policy means the vendor's single interest insurance policy issued by U.S. Specialty Insurance Co., attached hereto as Exhibit A.

2.      PURCHASE AND SALE PROVISIONS

               (a) Seller agrees to sell to Buyer and Buyer agrees to purchase from Seller all of Seller's right, title and interest in and to the Receivables and their related Receivable Files, for the Purchase Price to be paid to Seller, and subject to the terms and conditions set forth in this Agreement. Buyer and Seller hereby agree that the purchase of any Receivables will be without recourse against Seller except as provided herein.

Buyer shall pay to Seller on the Closing Date the Purchase Price in the form of immediately available funds.

               The parties hereto intend that the conveyance hereunder be a sale. In the event that the conveyance hereunder is not for any reason considered a sale, the parties intend that Seller be deemed to have granted to Buyer a first priority perfected security interest in, to and under the Receivables, and other property conveyed hereunder and all proceeds and products of any of the foregoing and that this Agreement constitute a security agreement under applicable law.

               (b) In consideration of Buyer's delivery on the Closing Date to or upon the order of Seller of the Purchase Price with respect to the Receivables, Seller does hereby agree to sell, transfer, assign, set over and otherwise convey to Buyer, without recourse, all right, title and interest of Seller in and to:

                    (i)  the Receivables listed on the Schedule of Receivables;

                   (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to such Receivables and any other interest of Seller in such Financed Vehicles;

                  (iii) any proceeds with respect to such Receivables from claims on the VSI Policy with respect to the Receivables, and any other physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors;

                   (iv) all of Seller's rights and obligations under each of the Purchase and Sale Agreement and the Servicing Agreement (as modified by the Servicer and the Buyer) with respect to such Receivables;

                    (v) all of Seller's rights under each existing agreement with a Dealer and any proceeds with respect to such Receivables from recourse to Dealers thereon;

                   (vi) any Financed Vehicle that shall have secured any such Receivable and shall have been acquired by or on behalf of Seller or Buyer;

                  (vii)  the Receivable Files;

                 (viii) all collections of principal from the Receivables received on and after the Cutoff Date and all collections of interest from the Receivables received on and after the date last paid thereon; and

                   (ix) all proceeds and records (including computer records) relating to any and all of the foregoing.

               (c) On any Business Day prior to the Closing Date, Buyer shall forward to Seller a current Schedule of Receivables that it has agreed to purchase hereunder. Upon receipt of such list, Seller shall immediately cause the Legal Files with regard to each Receivable included on such list to be forwarded to Norwest for processing in contemplation of the anticipated securitization or warehousing thereof. Seller's obligation to deliver such files shall be contingent upon the issuance by Norwest to Seller of a trust receipt regarding each such file it receives stating that Norwest is holding such file in trust for the benefit of Seller until the Closing Date. In the event that Buyer does not remit the Purchase Price for the Receivables upon failure of a condition specified in Section 7, Buyer shall instruct Norwest to immediately return all Legal Files to Seller.

3.      ASSIGNMENT OF INSURANCE

               Seller further agrees to sell, assign, transfer and set over to Buyer in connection with the Receivables purchased hereunder all of Seller's interest under the VSI Policy and each and every other policy or certificate of insurance, if any, to the extent such relates to the Receivables, together with all pending insurance claims, if any, and the proceeds thereof, if any, in connection with any of the Receivables. Seller shall notify, or cause to be notified, the VSI Policy carrier and request the Buyer to be named as an additional insured under such policy with respect to the Receivables and Seller will instruct said carriers to pay to Buyer any and all funds, unearned premiums, and returned premium claims due or hereafter to become due to Seller to the extent such amounts are received after the Cutoff Date and relate to the Receivables. In the event that Seller nonetheless receives any such amounts in respect of the Receivables under the VSI Policy, it agrees to hold such amounts in trust for the Buyer and agrees to immediately forward such amounts to Buyer.

4.      REPRESENTATIONS AND WARRANTIES OF BUYER

               (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and it has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.

               (b) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by Buyer and no other acts or proceedings on the part of Buyer are necessary to authorize this Agreement or the transactions contemplated hereby, and this Agreement constitutes a valid and legally binding obligation of Buyer.

               (c) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by Buyer with the provisions hereof, will violate, conflict with or result in a breach of, or constitute a default under, the charter or by-laws of Buyer or any instrument or agreement to which

Buyer is a party or by which it is bound, any federal or state statute, or any judicial or administrative decree, order or ruling applicable to Buyer.

5.      REPRESENTATIONS AND WARRANTIES OF SELLER

               (a)    Seller represents and warrants to Buyer as follows:

                    (i) Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization and it has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.

                   (ii) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by Seller and no other acts or proceedings on the part of Seller are necessary to authorize this Agreement or the transactions contemplated hereby, and this Agreement constitutes a valid and legally binding obligation of Seller.

                  (iii) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by Seller with the provisions hereof, will violate, conflict with or result in a breach of, or constitute a default under, the charter or by-laws of Seller or any instrument or agreement to which Seller is a party or by which it is bound (including the Purchase and Sale Agreement and the Servicing Agreement), any federal or state statute, or any judicial or administrative decree, order or ruling applicable to Seller.

                   (iv) Seller is the legal and beneficial owner of the Receivables being assigned by it hereunder and such Receivables are being transferred to Buyer free and clear of any Lien, security interest or other adverse claim created by Seller or as to which Seller is aware (including any claims of Originator under the Purchase and Sale Agreement).

                    (v) No Receivable (A) as of March 10, 1997 has been assigned for repossession due to default, insurance claim (including physical damage resulting in total loss of the related Financed Vehicle), or bankruptcy or (B) is 59 days or more delinquent as of March 10, 1997.

               (b) In the event of a breach of any warranty and representation set forth in this Section 5, Seller will, upon Buyer's demand, immediately repurchase all affected Receivables for an amount equal to the Purchase Price for such Receivables, determined based upon the principal balance of the affected Receivables as of the date of repurchase.

6.      COVENANTS OF SELLER

        Seller covenants as follows:

               (a) On and after the Closing Date and upon request of Buyer, Seller will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such acts, assignments, releases, powers of attorney, or other instruments and assurances as Buyer may reasonably request and provide for the purpose of more fully effectuating the assignment, transfer and conveyance to Buyer of the Receivables, including, at Buyer's reasonable expense, cooperating with Buyer to cause Buyer to be listed as the sole lienholder on each certificate of title representing a Financed Vehicle, and arranging for the power of attorney to be executed by the Originator as contemplated in Section 7(c) below.

               (b) The Seller shall effect a servicing transfer with respect to the Receivables, as designated by Buyer. Until such transfer is effected, the Seller shall cause Omni to continue to act as servicer under the Servicing Agreement, with Buyer acting as collection agent. The Seller shall cause Omni to provide Buyer with terminal access to Omni's servicing system. The Seller agrees to pay termination fees payable to Omni under the Servicing Agreement with respect to any servicing terminated up to 90 days after the Closing Date.

               (c) All sums received by or on behalf of Seller in payment of obligations represented by the Receivables and conveyed to Buyer hereunder shall be received for the account of Buyer and shall be promptly paid over to Buyer by Seller (or by any servicing agent on behalf of Seller).

7.      CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS

               The obligation of Buyer to complete the purchase of the Receivables pursuant to this Agreement is subject to the fulfillment prior to or on the Closing Date of each of the following conditions except as may be specifically waived in writing by Buyer:

               (a) The representations and warranties of Seller set forth in this Agreement shall be true at and as if made on Closing Date;

               (b) Seller shall have delivered to Norwest, on behalf of Buyer the Receivables and the Title Package and delivered to Buyer an executed Bill of Sale relating to the Receivables, substantially in the form of Exhibit B;

               (c) Seller  shall have  executed and  delivered to Buyer  Limited
Powers  of  Attorney  executed  by  Seller  and  by  Originator,   respectively,
substantially in the forms of Exhibit C and Exhibit D;

               (d) Buyer will have received an irrevocable instruction letter from Seller regarding the VSI Policy applicable to the Receivables purchased by Buyer, Buyer shall have received an endorsement listing Buyer and its assignees as a named insured on the VSI Policy; and

               (e) Buyer shall have simultaneously closed the warehousing of the Receivables on the Closing Date on terms and conditions acceptable to Buyer and shall have used a portion of the net proceeds from such warehousing to pay the Purchase Price for the Receivables; and

               (f) No "Event of Default" shall have occurred under the Purchase and Sale Agreement or under the Servicing Agreement of which Seller or Buyer is aware.

8.      CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS

               The obligation of Seller to complete the sale of the Receivables pursuant to this Agreement is subject to fulfillment prior to or on the Closing Date of each of the following conditions except as may be specifically waived in writing by Seller:

               (a)    receipt of the Purchase Price; and

               (b) the representations and warranties of Buyer set forth in this Agreement being true at and as if made on the Closing Date.

9.      NO BROKERS

               Seller and Buyer represent and warrant to each other that all negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by each directly with the other or by their respective employees and/or attorneys, without the intervention of any other person in such a manner as might give rise to a claim for a brokerage commission, finder's fee, adviser's fee or like payment.

10.     COSTS AND EXPENSES

               Buyer and Seller shall each bear their individual costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, fees and disbursements of their respective legal counsel, accountants and other representatives, without recourse, right of offset or other claim against the other for such costs and expenses. Seller shall be responsible for all expenses relating to the servicing and subservicing of the Receivables up to and including the final date of servicing transfer to the servicer designated by Buyer, in accordance with the provisions of the Servicing Agreement, and Buyer shall be responsible for all expenses relating to the servicing and subservicing of the Receivables on and after such final date.

11.     CONFIDENTIALITY

               In connection with the purchase and sale contemplated by this Agreement, each party further agrees that neither it nor its respective affiliates, employees, agents or representatives will divulge or disclose, directly or indirectly, any information, knowledge or data concerning the Receivables and/or any information provided to it pursuant to this Agreement, other than information which has been previously published or otherwise made available to the general public, or as may be required by law or regulation. Buyer shall be entitled to make customary disclosures regarding the Receivables in its public disclosure documents, its private placement memorandum and otherwise in connection with the securitization of the Receivables, provided, however, that any disclosure relating specifically to Seller must first be approved in writing by such party.

12.     NOTICES

               All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered or mailed first class, postage prepaid:

             (i)      If to Buyer, to:

                      AutoBond Acceptance Corporation
                      301 Congress Avenue, 9th floor
                      Austin, TX 78701
                      Attn: Adrian Katz

or to Buyer at such other address Buyer shall have furnished in writing to Seller;

            (ii)      If to Seller, to:

                      Credit Suisse First Boston
                      Mortgage Capital L.L.C.
                      Eleven Madison Avenue
                      New York, NY 10010-3629
                      Attn: Michael Commaroto

or to Seller at such other address as Seller shall have furnished in writing to Buyer; and

13.     SPECIFIC PERFORMANCE

               Buyer and Seller recognize that each would be irreparably damaged in the event this Agreement is not specifically enforced and, therefore, agree that in the event of any controversy concerning any right or obligation under this Agreement such right or obligation shall be enforceable in a court of equity by a decree of specific performance, which remedy, however, shall be cumulative and not exclusive and in addition to any other remedy at law or equity which the parties may have.

14.     ENTIRE AGREEMENT

               This Agreement and all documents delivered on or after the date hereof in connection herewith constitute the entire agreement between the parties. No modification or variation of this Agreement shall be deemed valid unless made in writing and signed by Buyer and Seller. No discharge of any term, condition or obligation under this Agreement shall be deemed valid unless the result of full performance by the parties required to render such performance, or unless such discharge or waiver is granted by a writing signed by the party or parties entitled to the performance of such term, condition or obligation.

15.     WAIVERS

               A waiver of any term, condition or obligation under this Agreement by either party shall not be construed as a waiver by such party of any other term, condition or obligation under this Agreement nor shall a waiver of any breach of a term, condition or obligation constitute a waiver of any subsequent breach of the same term, condition or obligation or of any right consequent thereof.

16.     SEVERABILITY

               If any term, condition or obligation under this Agreement shall be or become for any reason wholly or partly invalid or unenforceable, such term, condition or obligation shall be enforced to the extent to which it is legal and valid and the remaining terms, conditions and obligations shall continue to be valid and enforceable and shall be enforced, unless such enforcement is in manifest violation of the present intention of the parties reflected in this Agreement.

17.     COUNTERPARTS

               This Agreement may be executed in one or more counterparts, each of which shall be an original but all of which shall be deemed to be one and the same instrument.

18.     ASSIGNMENT; SUCCESSORS AND ASSIGNS

               All of Buyer's rights, title and interest under this Agreement may be assigned by Buyer to any Assignee and any Assignee may assign such rights to any subsequent Assignee and any pledgee under a warehouse or securitization agreement.

19.     GOVERNING LAW

               This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               IN WITNESS WHEREOF, Seller and Buyer have duly executed this Agreement as of the date first above written.


                                             CREDIT SUISSE FIRST BOSTON MORTGAGE
                                             CAPITAL L.L.C.,
                                             SELLER



                                             By:/s/ John Shrewsberry
                                                ________________________________
                                                Name:  John Shrewsberry
                                                Title: Vice President


                                             AUTOBOND ACCEPTANCE CORPORATION,
                                             Buyer



                                             By:/s/ Adrian Katz
                                                ________________________________
                                                Name:  Adrain Katz
                                                Title: Vice Chairman and Chief
                                                       Operating Officer

                                   SCHEDULE I

                             SCHEDULE OF RECEIVABLES

                                   SCHEDULE II

                               SETTLEMENT SCHEDULE

                                    EXHIBIT A

                                   VSI POLICY

                                    EXHIBIT B

                   BILL OF SALE AND ASSIGNMENT OF RECEIVABLES

               IN CONSIDERATION OF good and valuable consideration, the receipt of which is hereby acknowledged, and pursuant to and in furtherance of a certain Automobile Loan Sale Agreement dated as of March 13, 1997, (the "Agreement") by and between Credit Suisse First Boston Mortgage Capital L.L.C., a Delaware
limited liability company ("CSFB" or "Seller"), and AutoBond Acceptance Corporation, a Texas corporation ("Buyer"). Seller does hereby grant, bargain, sell, assign, convey and transfer to, and vest in Buyer, its successors and assigns, without recourse, representation or warranty, all of Seller's right, title and interest (legal and or equitable) in and to the following described property and assets, all in accordance with the terms and provisions of said
Agreement:

                    (1) the Receivables listed on the Schedule of Receivables, all principal payments received thereon on and after the Cutoff Date and all interest payments received since the date last paid;

                    (2) the security interests in the Financed Vehicles granted by Obligors pursuant to such Receivables and any other interest of Seller in such Financed Vehicles;

                    (3) all of Seller's rights under each of the Purchase and Sale Agreement and the Servicing Agreement with respect to such Receivables;

                    (4) any proceeds with respect to such Receivables from claims on the VSI Policy with respect to the Receivables and any other physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors;

                    (5) any proceeds with respect to such Receivables from recourse to Dealers thereon;

                    (6) any Financed Vehicle that shall have secured any such Receivable and shall have been acquired by or on behalf of Seller or Buyer; and

                    (7)  the Receivable Files;

                    (8) all proceeds and records (including computer records) of any and all of the foregoing.

               Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement.

               IN WITNESS WHEREOF, Seller has caused this instrument to be duly executed this ___th day of March, 1997, and the seal of the corporation to be affixed hereto.

                                     Credit Suisse First Boston Mortgage Capital
                                     L.L.C., Seller

                                     By:____________________________
                                     Name:__________________________
                                     Title:_________________________




Attested

By:________________________________
Name:____________________________
Its:__________________ Secretary

                                    EXHIBIT C

                            LIMITED POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, pursuant to Section 7(c) of a certain Automobile Loan Sale Agreement dated March ___, 1997, (the "Agreement") by and between Credit Suisse First Boston Mortgage Capital L.L.C., a Delaware limited liability company herein termed the "Principal", and AutoBond Acceptance Corporation, a Texas corporation herein termed the "Attorney", the undersigned Principal does hereby constitute and appoint the Attorney, its successors and assigns, as the true and lawful attorney-in-fact of the Principal and with full power by an instrument in writing to appoint a substitute or substitutes, to demand, reduce to possession, collect, receive, receipt for, endorse, compromise, settle or assign without recourse any and all indebtedness, notes, commercial paper, promises to pay, retail installment sales contracts, chattel paper, security agreements instruments, any chose in action and other obligations described in the Bill of Sale and Assignment of Receivables dated March ___, 1997 from the Principal to the Attorney, herein termed the "Receivables", together with all monies due or to become due under said Receivables after the Cutoff Date, proceeds from any recourse to dealers and proceeds from claims on any insurance policies relating to such Receivables and any and all claims, any chose in action, and rights and causes of action relating thereto, including without limitation any and all personal property, vehicles, security instruments and insurance policies held as security for said Receivables; to cancel or release the Receivables and release any security, in whole or in part and in connection therewith to execute, acknowledge or handle proper discharges, releases, satisfactions or other instruments in writing which may become necessary in order to carry the foregoing powers into effect, the Principal hereby ratifying and confirming all acts and things lawfully and reasonably done by the Attorney or its substitute or substitutes in pursuance of the authority herein granted.

               This Limited Power of Attorney shall terminate six months after the final scheduled maturity date of the Receivables.

               IN WITNESS WHEREOF, the Principal has executed this instrument this _____ day of March, 1997.

                                     Credit Suisse First Boston Mortgage Capital
                                     L.L.C.

                                     By:____________________________
                                     Name:__________________________
                                     Title:_________________________

                                    EXHIBIT D

                            LIMITED POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, the undersigned Jefferson Capital Corp. ("Principal") does hereby constitute and appoint AutoBond Acceptance Corporation ("Attorney"), its successors and assigns, as the true and lawful attorney-in-fact of the Principal and with full power by an instrument in writing to appoint a substitute or substitutes, to demand, reduce to possession, collect, receive, receipt for, endorse, compromise, settle or assign without recourse any and all indebtedness, notes, commercial paper, promises to pay, retail installment sales contracts, chattel paper, security agreements instruments, security agreements, any chose in action and other obligations relating to the Automobile loans described on the attached schedule, herein termed the "Receivables", together with all monies due or to become due under said Receivables, proceeds from any recourse to dealers and proceeds from claims on any insurance policies relating to such Receivables and any and all claims, any chose in action, and rights and causes of action relating thereto, including without limitation any and all personal property, vehicles, security instruments and insurance policies held as security for said Receivables; to cancel or release the Receivables and release any security, in whole or in part and in connection therewith to execute, acknowledge or handle proper discharges, releases, satisfactions or other instruments in writing which may become necessary in order to carry the foregoing powers into effect, the Principal hereby ratifying and confirming all acts and things lawfully and reasonably done by the Attorney or its substitute or substitutes in pursuance of the authority herein granted.

               This Limited Power of Attorney shall terminate six months after the final scheduled maturity date of the Receivables.

               IN WITNESS WHEREOF, the Principal has executed this instrument this _____ day of March, 1997.

                                       Jefferson Capital Corp.

                                       By:____________________________
                                       Name:__________________________
                                       Title:_________________________

STATE OF              )
                      )
COUNTY OF             )


               On ____________, 1997, before me, a Notary Public in and for said County and State, personally appeared __________________ _________________ and
__________________________,  known to me to be the _________________________ and
__________________ respectively, of _________________, and known to me to be the persons who executed the within instrument on behalf of the said corporation pursuant to its by-laws or a resolution of its Board of Directors.

               WITNESS my hand and official seal.







                                            ______________________________
                                            Notary Public